UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

226 Wyecroft Road

Oakville, Ontario L6K 3X7

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2017, Restaurant Brands International Inc. (the “Company”) held its 2017 Annual and Special Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the twelve (12) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2018 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2018 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, and (iv) did not approve a shareholder proposal to adopt a written board diversity policy. The voting results for each proposal are as follows:

Proposal 1: Election of the twelve (12) directors specifically named in the proxy statement, each to serve until the close of the 2018 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Alexander Behring	445,460,650	16,276,731	8,322,325
Marc Caira	460,142,682	1,592,155	8,324,869
Martin E. Franklin	443,003,317	18,734,065	8,322,324
Paul J. Fribourg	445,925,584	15,811,798	8,322,324
Neil Golden	460,754,892	982,490	8,322,324
Ali Hedayat	461,604,300	133,081	8,322,325
Thomas V. Milroy	448,821,748	12,915,634	8,322,324
Daniel S. Schwartz	460,170,072	1,556,046	8,333,588
Carlos Alberto Sicupira	449,658,432	12,078,950	8,322,324
Cecilia Sicupira	460,225,480	1,511,901	8,322,325
Roberto Moses Thompson Motta	457,675,164	4,062,218	8,322,324
Alexandre Van Damme	451,154,780	10,582,602	8,322,324

Proposal 2: Approval, on an advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
451,263,890	10,375,470	98,012	8,322,334

Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2018 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
459,445,402	10,614,304	0

Proposal 4: Consideration of a shareholder proposal to adopt a written board diversity policy:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
101,620,381	346,583,420	9,948,839	11,906,979

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

/s/ Jill Granat
Date: June 7, 2017	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary